                                                                    Exhibit 31.2

                            Section 302 Certification

I, Paul A. deBary, certify that:

1. I have reviewed this quarterly  report on Form 10-QSB of Catskill  Litigation
Trust;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects  the  financial  condition,  results  of  operations  and cash flows of
Catskill  Litigation  Trust  as of,  and  for,  the  periods  presented  in this quarterly report;

4. Catskill  Litigation  Trust's other certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Catskill  Litigation Trust and
have:

         a) designed such  disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to Catskill Litigation Trust, (which has no consolidated  subsidiaries),  is made known to us by others, particularly during the period in which this quarterly report is being prepared;

         b)  evaluated  the   effectiveness  of  Catskill   Litigation   Trust's
disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

         c)  disclosed  in this  quarterly  report  any  change in the  Catskill
Litigation  Trust's  internal  control over  financial  reporting  that occurred during it's most recent  fiscal  quarter  that has  materially  affected,  or is reasonably likely to materially  affect,  Catskill  Litigation  Trust's internal control over financial reporting.

5. Catskill  Litigation  Trust's other certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to Catskill  Litigation  Trust's auditors and any persons performing the equivalent functions of an audit committee of Catskill Litigation Trust):

         a) all significant  deficiencies and material  weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely to  adversely  affect  Catskill  Litigation  Trust's  ability  to record, process, summarize and report financial information; and

         b) any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in Catskill  Litigation  Trust's internal control over financial reporting.

Date:  August 10, 2006                     /s/ Paul A. deBary
                                           -------------------------------------
                                           Name:  Paul A. deBary
                                           Title: Acting Chief Financial Officer